UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2007 (May 4, 2007)

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	Telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

______________

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2007, the Boards of Directors of Puget Energy, Inc. ("Puget Energy") and its utility subsidiary, Puget Sound Energy, Inc. ("PSE") elected officers to one-year terms and appointed three to new positions.
Kimberly J. Harris was elected Executive Vice President and Chief Resource Officer of PSE. Previously, Ms. Harris held the following positions with PSE: Senior Vice President Regulatory Policy and Energy Efficiency from October 2005 to May 2007; Vice President Regulatory and Government Affairs, 2003-2005; Vice President Regulatory Affairs, 2002-2003; and Director Load Resource Strategies and Associate General Counsel, 2001-2002.
Eric M. Markell was elected Executive Vice President and Chief Financial Officer of both Puget Energy and PSE. Previously, Mr. Markell held the following positions with PSE: Senior Vice President Energy Resources from February 2003 to May 2007; and Vice President Corporate Development, 2002-2003. Prior to joining PSE, he was Chief Financial Officer, Club One, Inc., 2000-2002.
Bertrand A. Valdman was elected Executive Vice President and Chief Operating Officer of PSE. Previously, Mr. Valdman was Senior Vice President Finance and Chief Financial Officer of both Puget Energy and PSE from December 2003 to May 2007. Prior to joining PSE, he was Managing Director with JP Morgan Securities, Inc., 2000-2003. In connection with his election, Mr. Valdman agreed that the provision of his employment offer letter entitling him to unique severance benefits in certain events is no longer in effect.
The other executive officers of Puget Energy and PSE were re-elected to their principal positions.
None of Ms. Harris, Mr. Markell or Mr. Valdman has any relationship or related party transaction with Puget Energy or PSE that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2007, Puget Energy, Inc. filed Articles of Amendment with the Washington Secretary of State to increase the number of shares of Series R Participating Cumulative Preferred Stock from 1,000,000 to 2,000,000. The effective date of the Articles of Amendment was May 8, 2007. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibits
3.1	Articles of Amendment, as filed with the Washington Secretary of State on May 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2007	PUGET ENERGY, INC. PUGET SOUND ENERGY, INC. By: /s/ Jennifer L. O’Connor Jennifer L. O’Connor Senior Vice President General Counsel, Corporate Secretary and Chief Ethics and Compliance Officer